                                   [GRAPHIC]

                                                 Annual Report November 30, 2000

Oppenheimer
International Growth Fund



                          [LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS



          CONTENTS

       1  President's Letter

       3  An Interview with Your Fund's Manager

       7  Fund Performance

      11  Financial Statements

      30  Independent Auditors' Report

      31  Federal Income Tax Information

      32  Officers and Trustees

Markets overseas, not unlike those in the United States, experienced two very distinct and opposing environments during the fiscal year.

While much volatility has surrounded the euro, it is our belief that its introduction should turn out to be a distinct success.

We trimmed our technology exposure prior to the March sell-off and redeployed those assets in more defensive areas.

----------------------------------
Average Annual
Total Returns*

For the 1-Year Period
Ended 11/30/00

Class A
Without                With
Sales Chg.             Sales Chg.
----------------------------------
3.92%                  -2.05%

Class B
Without                With
Sales Chg.             Sales Chg.
----------------------------------
3.16%                  -1.84%

Class C
Without                With
Sales Chg.             Sales Chg.
----------------------------------
3.16%                  2.16%

----------------------------------

*See Notes on page 10 for further details.

PRESIDENT'S LETTER

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer International Growth Fund

Dear Shareholder,

Over the past several decades,our investment teams have learned the importance of vigilance when it comes to navigating the financial markets--in any kind of economic climate. And today's economic climate is different from the one we experienced just a few months ago. While still in its tenth year of expansion, the U.S. economy has begun to exhibit a slower, but healthy, rate of growth. In the bond market, U.S. Treasury issues continue to perform favorably, as they have over the past year. However,the stock market has become increasingly volatile, which means that more selectivity is required in choosing investment opportunities.
     For the past several months, we have been monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point,economic indicators do not suggest any short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
     In the stock market, formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.
     The economic and investment environment has indeed changed. Now, more than ever,the ability to discriminate between long-term potential and short-lived fads is critical. Trying to generate good long-term performance requires tracking the best

1 OPPENHEIMER INTERNATIONAL GROWTH FUND

PRESIDENT'S LETTER

companies through intensive research, combined with hard-earned experience.
     At OppenheimerFunds, our seasoned portfolio management teams remain constantly aware of the risks that face the economy and financial markets. Virtually anything can affect the overall markets--a decline in productivity, deteriorating corporate earnings, or possibly the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by maintaining our vigilant quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever-present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
December 14,  2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO OF MANAGEMENT TEAM]

Portfolio Management Team (l to r)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)

Q. How did Oppenheimer International Growth Fund perform during the 12 months that ended November 30, 2000?

A. The Fund's absolute performance for the fiscal year reflected the volatile conditions of the overall market. However, the Fund's relative performance remains favorable. The Fund's Class A shares generated a 3.92% average annual total return, without sales charge, for the one-year period ended November 30, 2000, outperforming its benchmark for the same one-year period, the Morgan Stanley Capital International EAFE Index, which produced a -9.67% return./1/ Furthermore, for the one- and three-year periods ended December 31, 2000, the Fund's Class A shares were ranked 159 of 696 and 58 of 502 international funds for the one- and three-year periods, respectively, as tracked by Lipper Analytical Services./2/

What was behind the Fund's performance?

We attribute the Fund's performance to market conditions, discussed below, and to our disciplined investment approach, which focuses on individual companies that, in our view, stand to benefit from one or more key worldwide growth trends. These far-reaching themes--new technologies, mass affluence, restructuring and aging populations--define key areas of investment opportunity and provide research focus. Using them as a point of departure, we employ rigorous fundamental analysis to uncover attractively valued opportunities with accelerating earnings and cash flow. In other words: a good company, in a good business, at a good price.

1. Morgan Stanley Capital International EAFE Index is an unmanaged index of the performance of securities listed on 20 principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance.
2. Source of data: Lipper Analytical Services, Inc., 12/31/00. Lipper rankings are based on total returns but do not consider sales charges. The Fund's Class A shares were ranked 159 of 696 (1-year) and 58 of 502 (3-year) among international funds for the periods ended 12/31/00.

                    3 OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

--------------------------------------------------------------------------------
"Market conditions aside, we believe there are always opportunities to buy great companies in growing businesses--regardless of their geographic location."
--------------------------------------------------------------------------------

How did market conditions affect the Fund during the period?
Markets overseas, not unlike those in the United States, experienced two very distinct environments during the fiscal year. In the first half of the period, economic strength worldwide, driven largely by expansion in the technology sector, sent a number of markets to all-time highs. Investor sentiment, however, shifted abruptly in the second half, as higher interest rates, rising oil prices, valuation concerns and profit warnings produced several major downturns.
     Currency fluctuations also came into play during the period as the U.S. dollar moved dramatically higher against most foreign currencies, particularly the euro. Despite healthy economic fundamentals throughout much of Europe, Europeans were increasingly drawn to the accelerated growth rates of the United States. As more European investors chose to take advantage of the higher interest rates offered by U.S. markets, the resulting capital outflows substantially weakened the euro. As a result, those European companies whose success was more dependent on the state of their home-country economy struggled. In contrast, weakness in the euro may have actually benefited companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars.
     While much volatility has surrounded the euro, it is our belief that its introduction has in fact been a distinct success. In essence, the euro has achieved its primary objective--a deepening of the capital markets in Europe. What this means is that many European companies, previously stymied by the high cost of borrowing from banks, now have open access to lower cost sources of funding, such as the bond market. Consequently, we've seen a dramatic rise in merger and acquisition activity, particularly as larger European companies embrace globalization by building market share in Europe and the United States. These trends support our restructuring theme in that they are enabling companies to enhance shareholder value through consolidation.

4 OPPENHEIMER INTERNATIONAL GROWTH FUND

-------------------------------------
Average Annual Total Returns

For the Periods Ended 12/31/003

Class A                    Since
1-Year                     Inception
-------------------------------------
-14.78%                    17.17%

Class B                    Since
1-Year                     Inception
-------------------------------------
-14.55%                    17.44%

Class C                    Since
1-Year                     Inception
-------------------------------------
-11.13%                    17.70%
-------------------------------------

What contributed most to the Fund's performance?
Although the themes helped us to focus our research, the core contributor to fund performance continued to be skillful stock selection. In this regard, one strategy that paid off was the trimming of our technology exposure prior to the March sell-off, and the redeployment of those assets in more defensive areas such as capital goods, consumer cyclicals and consumer staples.
     Even so, technology companies still played an important role in the portfolio. For example, we received strong performance from select technology businesses that were able to take advantage of unique situations in a timely manner. Tremendous growth in miniaturized high-tech products, such as web-enabled phones and personal digital assistants, caused severe component shortages around the world. By stepping up production at the right time, some consumer-electronic manufacturers were able to capitalize on these shortages, which proved favorable for their stock. Similarly, our performance benefited from software companies whose products enjoyed steady demand during the period.
     In the healthcare arena, we received strong results from businesses with promising new products under development, and strategic acquisitions to extend their consumer offerings.
     As for detractors, a Japanese maker of specialty lamps for semiconductor applications,suffered from overall weakness in the technology sector. However, we remain confident in the company's long-term prospects and have maintained our position.

What is your outlook for overseas markets going forward?
Market conditions aside, we believe there are always opportunities to buy good companies in growing businesses--regardless of their geographic location. Still, rising oil prices, Mideast tensions and uncertainties surrounding the U.S. Presidential election, could continue to cast a shadow over international markets. That's why investing for the long haul, particularly in overseas markets, is just one of the many reasons why Oppenheimer International Growth Fund is an important part of The Right Way to Invest.

3. See page 10 for further details.

5 OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

-------------------------------------
       Regional Allocation/4/

              [GRAPH]

Europe                     61.5%
Asia                       21.3
United States/Canada        7.6
Latin America               6.5
Emerging Europe             2.2
Middle East/Africa          0.9
-----------------------------------


Top Ten Country Holdings/4/
-------------------------------------------------------------------
Great Britain                                               26.1%
Japan                                                       14.5
The Netherlands                                             12.0
Germany                                                     10.2
United States                                                6.2
Brazil                                                       5.6
France                                                       5.6
India                                                        4.0
Switzerland                                                  2.6
Canada                                                       1.4

Top Ten Common Stock Holdings/5/
-------------------------------------------------------------------
Reed International plc                                       5.9%
Toshiba Corp.                                                5.0
Wolters Kluwer NV                                            3.4
Empresa Brasileira de Aeronautica SA (Embraer), Preference   3.3
SSL International plc                                        2.5
Jenoptik AG                                                  2.4
Kloninklijke Boskalis Westminster NV                         2.3
ProSieben Sat./1/ Media AG                                   2.2
Invensys plc                                                 2.0
Nintendo Co. Ltd.                                            1.9

4. Portfolio is subject to change. Percentages are as of November 30, 2000, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of November 30, 2000, and are based on net assets.

6 OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended November 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended November 30, 2000, Oppenheimer International Growth Fund's returns reflected the effects of the erratic investment environment. Overall, the period was characterized by extreme volatility, as the robust gains of the first half were later eroded during the second. Against this backdrop, the Manager invested across a wide range of market capitalizations, sectors and industries, emphasizing investments in the developed markets of Europe. In an attempt to insulate the portfolio from stretched valuations in the technology sector, the Fund's exposure was reduced in advance of the March sell-off. Assets were then redeployed into more defensive areas, such as capital goods, consumer cyclicals and consumer staples. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Morgan Stanley Capital International EAFE Index, an unmanaged index of the performance of securities listed on 20 of the principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                    7 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer International           Morgan Stanley Capital
              Growth Fund (Class A)        International (MSCI) EAFE Index

3/25/96              9,425                             10,000
5/31/96              9,849                             10,106
8/31/96             10,085                              9,895
11/30/96            11,065                             10,462
2/28/97             12,026                             10,136
5/31/97             13,082                             10,900
8/31/97             13,261                             10,821
11/30/97            13,544                             10,449
2/28/98             14,375                             11,737
5/31/98             16,634                             12,143
8/31/98             14,040                             10,836
11/30/98            14,461                             12,202
2/28/99             14,467                             12,353
5/31/99             14,935                             12,709
8/31/99             16,136                             13,656
11/30/99            19,567                             14,816
2/29/2000           28,739                             15,536
5/31/2000           22,865                             14,924
8/31/2000           25,519                             14,996
11/30/2000          20,335                             13,415


Average Annual Total Return of Class A Shares of the Fund at 11/30/00/1/
1-Year -2.05%     Life 16.37%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer International           Morgan Stanley Capital
              Growth Fund (Class B)        International (MSCI) EAFE Index

3/25/96             10,000                             10,000
5/31/96             10,420                             10,106
8/31/96             10,640                              9,895
11/30/96            11,650                             10,462
2/28/97             12,630                             10,136
5/31/97             13,720                             10,900
8/31/97             13,890                             10,821
11/30/97            14,150                             10,449
2/28/98             14,992                             11,737
5/31/98             17,318                             12,143
8/31/98             14,586                             10,836
11/30/98            14,992                             12,202
2/28/99             14,982                             12,353
5/31/99             15,433                             12,709
8/31/99             16,636                             13,656
11/30/99            20,137                             14,816
2/29/2000           29,521                             15,536
5/31/2000           23,443                             14,924
8/31/2000           26,113                             14,996
11/30/2000          20,573                             13,415


Average Annual Total Return of Class B Shares of the Fund at 11/30/00/1/
1-Year -1.84%     Life 16.66%

                    8 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer International           Morgan Stanley Capital
              Growth Fund (Class C)        International (MSCI) EAFE Index

3/25/96             10,000                             10,000
5/31/96             10,420                             10,106
8/31/96             10,650                              9,895
11/30/96            11,660                             10,462
2/28/97             12,650                             10,136
5/31/97             13,730                             10,900
8/31/97             13,900                             10,821
11/30/97            14,170                             10,449
2/28/98             15,012                             11,737
5/31/98             17,338                             12,143
8/31/98             14,606                             10,836
11/30/98            15,012                             12,202
2/28/99             15,003                             12,353
5/31/99             15,454                             12,709
8/31/99             16,657                             13,656
11/30/99            20,158                             14,816
2/29/2000           29,563                             15,536
5/31/2000           23,475                             14,924
8/31/2000           26,145                             14,996
11/30/2000          20,794                             13,415


Average Annual Total Return of Class C Shares of the Fund at 11/30/00/1/
1-Year 2.16%     Life 16.93%


The performance information for the MSCI EAFE Index in the graphs begins on 3/31/96.
1. See page 10 for further details.
Past performance is not predictive of future performance.

                    9 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Foreign investing entails higher expenses and risks, such as foreign currency fluctuation, economic and political instability, and differences in accounting standards. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    10 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  November 30, 2000
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares        See Note 1
=============================================================================================
Common Stocks--88.9%
-------------------------------------------------------------------------------------------
Capital Goods--22.1%
-------------------------------------------------------------------------------------------
Aerospace/Defense--3.3%
Empresa Brasileira de Aeronautica SA (Embraer), Preference      4,057,000       $28,566,066
-------------------------------------------------------------------------------------------
Electrical Equipment--9.2%
Halma plc                                                       5,653,200         9,176,003
-------------------------------------------------------------------------------------------
Invensys plc                                                    7,079,700        17,212,054
-------------------------------------------------------------------------------------------
Mitsubishi Electric Corp.                                       1,496,000         9,709,989
-------------------------------------------------------------------------------------------
Toshiba Corp.                                                   6,121,000        43,376,078
                                                                                -----------
                                                                                 79,474,124

-------------------------------------------------------------------------------------------
Industrial Services--5.0%
3i Group plc                                                      532,231         9,446,223
-------------------------------------------------------------------------------------------
BTG plc/1/                                                        440,400         8,220,616
-------------------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                                 293,216         4,462,769
-------------------------------------------------------------------------------------------
ICTS International NV/1/                                          205,600         1,644,800
-------------------------------------------------------------------------------------------
Koninklijke Boskalis Westminster NV                               822,362        19,686,318
                                                                                -----------
                                                                                 43,460,726

-------------------------------------------------------------------------------------------
Manufacturing--4.6%
Cie Financiere Richemont AG, A Units                                3,150         8,694,348
-------------------------------------------------------------------------------------------
GSI Lumonics, Inc./1/                                             870,700         8,815,838
-------------------------------------------------------------------------------------------
Jenoptik AG                                                       863,250        21,116,002
-------------------------------------------------------------------------------------------
Sauer-Danfoss, Inc.                                               150,000         1,087,500
                                                                                -----------
                                                                                 39,713,688

-------------------------------------------------------------------------------------------
Communication Services--2.9%
-------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.7%
Videsh Sanchar Nigam Ltd.                                       2,081,700        12,930,931
-------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd./2/                                      234,000         2,094,300
                                                                                -----------
                                                                                 15,025,231

-------------------------------------------------------------------------------------------
Telephone Utilities--1.2%
Tele Norte Leste Participacoes SA (Telemar)                   533,530,045         7,337,055
-------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), Preference        62,472,281         1,137,015
-------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar), ADR                   88,250         1,599,531
                                                                                -----------
                                                                                 10,073,601
-------------------------------------------------------------------------------------------
Consumer Cyclicals--19.9%
-------------------------------------------------------------------------------------------
Autos & Housing--3.6%
Aucnet, Inc.                                                      205,230         6,669,628
-------------------------------------------------------------------------------------------
Brazil Realty SA, GDR/3/                                          133,430         1,667,875
-------------------------------------------------------------------------------------------
Ducati Motor Holding SpA/1/                                     2,500,000         5,386,219
-------------------------------------------------------------------------------------------
Porsche AG, Preference                                              4,100        12,134,770
-------------------------------------------------------------------------------------------
Solidere, GDR1,/2/                                                759,300         5,144,258
                                                                                -----------
                                                                                 31,002,750

                    11 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares        See Note 1
-------------------------------------------------------------------------------------------
Consumer Services--0.5%
Prosegur CIA de Seguridad SA                                      444,400      $  4,591,912
-------------------------------------------------------------------------------------------
Leisure & Entertainment--0.7%
Sodexho Marriott Services, Inc.                                   282,400         5,859,800
-------------------------------------------------------------------------------------------
Media--12.3%
Impresa-Sociedade Gestora de Participacoes SA/1/                  103,600           739,507
-------------------------------------------------------------------------------------------
Naspers Ltd., N Shares                                            581,800         2,404,598
-------------------------------------------------------------------------------------------
ProSieben Sat.1 Media AG                                          628,400        19,419,288
-------------------------------------------------------------------------------------------
Reed International plc                                          5,675,300        50,846,330
-------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                     214,000         3,330,787
-------------------------------------------------------------------------------------------
Wolters Kluwer NV                                               1,196,526        29,330,777
                                                                              -------------
                                                                                106,071,287

-------------------------------------------------------------------------------------------
Retail: Specialty--2.3%
Boots Co. plc                                                   1,509,800        12,991,575
-------------------------------------------------------------------------------------------
UBI Soft Entertainment SA/1/                                      221,516         7,182,906
                                                                              -------------
                                                                                 20,174,481

-------------------------------------------------------------------------------------------
Textile/Apparel & Home Furnishings--0.5%
Gucci Group NV, NY Registered Shares                               41,000         3,810,438
-------------------------------------------------------------------------------------------
Consumer Staples--7.2%
-------------------------------------------------------------------------------------------
Broadcasting--1.3%
Grupo Televisa SA, Sponsored GDR/1/                               165,000         7,682,813
-------------------------------------------------------------------------------------------
LG Home Shopping, Inc.                                             94,761         3,851,249
                                                                              -------------
                                                                                 11,534,062

-------------------------------------------------------------------------------------------
Entertainment--4.1%
Imagineer Co. Ltd./1/                                              75,000           765,064
-------------------------------------------------------------------------------------------
Infogrames Entertainment SA/1/                                    636,800        12,361,657
-------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                 110,100        16,488,910
-------------------------------------------------------------------------------------------
Village Roadshow Ltd., Cl. A, Preference                        7,339,185         5,827,005
                                                                              -------------
                                                                                 35,442,636

-------------------------------------------------------------------------------------------
Food--0.6%
Interbrew NV/1/                                                   185,100         5,317,275
-------------------------------------------------------------------------------------------
Household Goods--1.2%
CCT Multimedia Holdings Ltd./1/                                 1,748,825            53,363
-------------------------------------------------------------------------------------------
Wella AG, Preference, Non-Vtg                                     264,500         9,889,119
                                                                              -------------
                                                                                  9,942,482

-------------------------------------------------------------------------------------------
Energy--2.6%
-------------------------------------------------------------------------------------------
Energy Services--0.7%
Expro International Group plc                                     817,800         6,190,733

                    12 OPPENHEIMER INTERNATIONAL GROWTH FUND


                                                                               Market Value
                                                                   Shares        See Note 1
-------------------------------------------------------------------------------------------
Oil: Domestic--1.9%
Electrofuel, Inc./1/                                              750,000       $ 3,123,170
-------------------------------------------------------------------------------------------
Enterprise Oil plc                                              1,586,800        13,271,741
                                                                              -------------
                                                                                 16,394,911

-------------------------------------------------------------------------------------------
Financial--6.7%
Banks--2.7%
-------------------------------------------------------------------------------------------
Banco Espirito Santo SA                                           165,625         2,574,993
-------------------------------------------------------------------------------------------
Banco Espirito Santo SA/1/                                         50,350           782,798
-------------------------------------------------------------------------------------------
Julius Baer Holding AG, Cl. B                                       2,835        12,968,026
-------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR            307,300         6,837,425
                                                                              -------------
                                                                                 23,163,242

-------------------------------------------------------------------------------------------
Diversified Financial--3.3%
Collins Stewart Ltd./1/                                           891,000         4,799,710
-------------------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR                               234,700         4,327,281
-------------------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR                                         605,500         5,979,313
-------------------------------------------------------------------------------------------
Van der Moolen Holdings NV                                        172,000        13,714,902
                                                                              -------------
                                                                                 28,821,206

-------------------------------------------------------------------------------------------
Insurance--0.7%
AXA SA                                                             29,500         4,134,440
-------------------------------------------------------------------------------------------
Ockham Holdings plc                                             1,460,000         1,614,363
                                                                              -------------
                                                                                  5,748,803

-------------------------------------------------------------------------------------------
Healthcare--13.0%
-------------------------------------------------------------------------------------------
Healthcare/Drugs--6.7%
Biocompatibles International plc/1/                             2,991,598        14,843,113
-------------------------------------------------------------------------------------------
Elan Corp. plc, ADR/1/                                            200,940        10,838,201
-------------------------------------------------------------------------------------------
Genset, Sponsored ADR/1/                                          310,700         5,126,550
-------------------------------------------------------------------------------------------
GPC Biotech AG/1/                                                  38,600           907,235
-------------------------------------------------------------------------------------------
NeuroSearch AS/1/                                                 147,900         5,956,330
-------------------------------------------------------------------------------------------
Nicox SA/1/                                                       114,300         7,462,361
-------------------------------------------------------------------------------------------
Oxford GlycoSciences plc/1/                                       185,100         3,476,770
-------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR/2/                                      848,350         9,628,773
                                                                              -------------
                                                                                 58,239,333

-------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--6.3%
Novogen Ltd./1/                                                 2,698,400         5,136,124
-------------------------------------------------------------------------------------------
Ortivus AB, Cl. B/1/                                              551,400         1,924,319
-------------------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc/1/                               1,820,700        13,679,429
-------------------------------------------------------------------------------------------
SkyePharma plc/1/                                              12,811,500        12,395,280
-------------------------------------------------------------------------------------------
SSL International plc                                           2,940,100        21,631,327
                                                                              -------------
                                                                                 54,766,479

                    13 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares        See Note 1
-------------------------------------------------------------------------------------------
Technology--13.7%
-------------------------------------------------------------------------------------------
Computer Services--5.3%
CCT Telecom Holdings Ltd.                                       6,698,000      $    841,565
-------------------------------------------------------------------------------------------
Computer Services Solutions Holding NV                            583,800        10,392,647
-------------------------------------------------------------------------------------------
Magnus Holding NV                                                 791,700         4,307,343
-------------------------------------------------------------------------------------------
Redbus Interhouse plc/1/                                        1,428,400         3,746,065
-------------------------------------------------------------------------------------------
Unit 4/1/                                                         301,200        12,021,622
-------------------------------------------------------------------------------------------
Ushio, Inc.                                                       899,000        14,640,451
                                                                               ------------
                                                                                 45,949,693

-------------------------------------------------------------------------------------------
Computer Software--3.0%
Lernout & Hauspie Speech Products NV/1/,/4/                       341,800                --
-------------------------------------------------------------------------------------------
Misys plc                                                         477,833         3,366,559
-------------------------------------------------------------------------------------------
NIIT Ltd.                                                         333,600        12,087,705
-------------------------------------------------------------------------------------------
Psion plc                                                       3,243,090        10,711,952
                                                                               ------------
                                                                                 26,166,216

-------------------------------------------------------------------------------------------
Communications Equipment--1.2%
Alcatel Alsthom CGE SA, Sponsored ADR                             139,900         7,064,950
-------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., ADR, Cl. B                           295,800         3,364,725
                                                                               ------------
                                                                                 10,429,675

-------------------------------------------------------------------------------------------
Electronics--4.2%
ASM International NV/1/                                           341,100         3,880,013
-------------------------------------------------------------------------------------------
Hamamatsu Phototonics K.K                                         166,000        10,819,409
-------------------------------------------------------------------------------------------
Hoya Corp.                                                        132,000        10,962,762
-------------------------------------------------------------------------------------------
Sony Corp.                                                        100,740         7,602,676
-------------------------------------------------------------------------------------------
STMicroelectronics NV, NY Registered Shares                        78,200         3,186,650
                                                                               ------------
                                                                                 36,451,510

-------------------------------------------------------------------------------------------
Transportation--0.8%
-------------------------------------------------------------------------------------------
Shipping--0.8%
MIF Ltd./1/                                                       204,400         1,543,091
-------------------------------------------------------------------------------------------
Smit Internationale NV, CVA                                       255,104         4,929,910
                                                                               ------------
                                                                                  6,473,001
                                                                               ------------
Total Common Stocks (Cost $796,077,989)                                         768,855,361

===========================================================================================
Preferred Stocks--2.8%
Ceres, Inc., Sr. Cv., Series C/1/,/3/                             600,000         2,400,000
-------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred                              438,100        22,119,231
                                                                               ------------
Total Preferred Stocks (Cost $22,111,612)                                        24,519,231

                    14 OPPENHEIMER INTERNATIONAL GROWTH FUND


                                                                                 Principal      Market Value
                                                                                    Amount        See Note 1
==============================================================================================================
Repurchase Agreements--4.9%
Repurchase agreement with Banc One Capital Markets, Inc., 6.45%, dated 11/30/00, to be repurchased at $42,634,637 on 12/1/00, collateralized by U.S. Treasury Bonds, 6.625%-12.375%, 11/15/03-2/15/27,
with a value of $23,166,540 and U.S. Treasury Nts., 4.50%-7.50%,
1/31/01-2/15/10, with a value of $20,368,210 (Cost $42,627,000)                $42,627,000      $ 42,627,000
------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $860,816,601)                                       96.6%      836,001,592
------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                        3.4        29,151,822
                                                                               -----------------------------
Net Assets                                                                           100.0%     $865,153,414
                                                                               =============================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,867,331 or 1.95% of the Fund's net assets as of November 30, 2000.
3. Identifies issues considered to be illiquid or restricted -- See Note 6 of Notes to Financial Statements.
4. The issuer has filed bankruptcy. This security is valued at zero under guidelines established by the Board of Trustees and is considered illiquid.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                       Market Value       Percent
-----------------------------------------------------------------------------
Great Britain                                      $217,619,845         26.1%
Japan                                               121,034,966         14.5
The Netherlands                                      99,908,333         12.0
Germany                                              85,585,645         10.2
United States                                        51,974,300          6.2
Brazil                                               47,144,966          5.6
France                                               46,519,514          5.6
India                                                33,092,248          4.0
Switzerland                                          21,662,375          2.6
Canada                                               11,939,008          1.4
Australia                                            10,963,128          1.3
Ireland                                              10,838,201          1.3
Croatia                                               9,628,773          1.2
Italy                                                 9,196,656          1.1
Portugal                                              8,424,580          1.0
Korea, Republic of (South)                            8,314,018          1.0
Mexico                                                7,682,813          0.9
Denmark                                               5,956,330          0.7
Belgium                                               5,317,275          0.6
Sweden                                                5,289,044          0.6
Lebanon                                               5,144,258          0.6
Spain                                                 4,591,912          0.5
Singapore                                             3,330,787          0.4
South Africa                                          2,404,598          0.3
Norway                                                1,543,091          0.2
Hong Kong                                               894,928          0.1
                                                   --------------------------
Total                                              $836,001,592        100.0%
                                                   ==========================

See accompanying Notes to Financial Statements.

                    15 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2000

=======================================================================================================
Assets

Investments, at value (cost $860,816,601)--see accompanying statement                  $ 836,001,592
-------------------------------------------------------------------------------------------------------
Cash                                                                                          98,459
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                          5,846
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                        45,412,592
Investments sold                                                                           5,448,455
Interest and dividends                                                                       964,894
Other                                                                                         18,081
                                                                                       ----------------
Total assets                                                                             887,949,919

=======================================================================================================
Liabilities

Unrealized depreciation on foreign currency contracts                                         46,767
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                     16,587,900
Shares of beneficial interest redeemed                                                     5,002,819
Distribution and service plan fees                                                           352,513
Accrued foreign capital gains taxes                                                          286,626
Transfer and shareholder servicing agent fees                                                126,177
Trustees' compensation                                                                        94,946
Other                                                                                        298,757
                                                                                       ----------------
Total liabilities                                                                         22,796,505

=======================================================================================================
Net Assets                                                                             $ 865,153,414
                                                                                       ================

=======================================================================================================
Composition of Net Assets

Paid-in capital                                                                        $ 863,969,259
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                             (227,882)
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                             26,306,572
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                            (24,894,535)
                                                                                       ----------------
Net Assets                                                                             $ 865,153,414
                                                                                       ================

=======================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$478,680,287 and 24,211,292 shares of beneficial interest outstanding)                        $19.77
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                      $20.98
-------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$273,242,861 and 14,278,542 shares of beneficial interest outstanding)                        $19.14
-------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$113,230,266 and 5,908,474 shares of beneficial interest outstanding)                         $19.16

See accompanying Notes to Financial Statements.

                    16 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2000

============================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $764,514)                      $  10,095,208
--------------------------------------------------------------------------------------------
Interest                                                                          2,521,684
                                                                              --------------
Total income                                                                     12,616,892

============================================================================================
Expenses

Management fees                                                                   6,114,717
--------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                             996,304
Class B                                                                           2,761,754
Class C                                                                             979,505
--------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                     1,599,642
--------------------------------------------------------------------------------------------
Custodian fees and expenses                                                         463,554
--------------------------------------------------------------------------------------------
Accrued foreign capital gains taxes                                                 286,626
--------------------------------------------------------------------------------------------
Trustees' compensation                                                               45,430
--------------------------------------------------------------------------------------------
Other                                                                               554,501

Total expenses                                                                   13,802,033
Less expenses paid indirectly                                                       (18,016)
                                                                              --------------
Net expenses                                                                     13,784,017

============================================================================================
Net Investment Loss                                                              (1,167,125)

============================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                     110,825,249
Foreign currency transactions                                                   (22,615,631)
                                                                              --------------
Net realized gain                                                                88,209,618

--------------------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                                     (99,147,604)
Translation of assets and liabilities denominated in foreign currencies         (39,284,566)
                                                                              --------------
Net change                                                                     (138,432,170)
                                                                              --------------
Net realized and unrealized loss                                                (50,222,552)

============================================================================================
Net Decrease in Net Assets Resulting from Operations                          $ (51,389,677)
                                                                              ==============

See accompanying Notes to Financial Statements.

                    17 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended November 30,                                                        2000                 1999
===========================================================================================================
Operations

Net investment loss                                                   $  (1,167,125)       $  (1,941,583)
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 88,209,618            7,753,998
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   (138,432,170)         112,491,047
                                                                      -------------------------------------
Net increase (decrease) in net assets resulting from operations         (51,389,677)         118,303,462

===========================================================================================================
Dividends and Distributions to Shareholders

Dividends from net investment income:
Class A                                                                          --           (1,612,367)
Class B                                                                          --             (254,658)
Class C                                                                          --              (67,795)
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                  (2,338,269)          (9,482,138)
Class B                                                                  (1,929,730)          (7,304,835)
Class C                                                                    (575,074)          (1,902,453)

===========================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                 299,436,909          (26,426,483)
Class B                                                                 114,422,426           (3,877,361)
Class C                                                                  73,282,592            1,107,177

===========================================================================================================
Net Assets

Total increase                                                          430,909,177           68,482,549
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                     434,244,237          365,761,688
                                                                      -------------------------------------
End of period (including accumulated net investment
loss of $227,882 and $59,065, respectively)                           $ 865,153,414        $ 434,244,237
                                                                      =====================================

See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS


Class A           Year Ended November 30,               2000         1999         1998         1997       19961
=================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                  $19.22       $15.11       $14.37       $11.74      $10.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.01)        (.02)         .05         (.05)/2/    (.01)
Net realized and unrealized gain                         .77         5.02          .91         2.68/2/     1.75
                                                      -----------------------------------------------------------
Total income from investment operations                  .76         5.00          .96         2.63        1.74
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --         (.13)          --           --          --
Distributions from net realized gain                    (.21)        (.76)        (.22)          --          --
                                                      -----------------------------------------------------------
Total dividends and/or distributions to
shareholders                                            (.21)        (.89)        (.22)          --          --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.77       $19.22       $15.11       $14.37      $11.74
                                                      ===========================================================

=================================================================================================================
Total Return, at Net Asset Value/3/                     3.92%       35.31%        6.78%       22.40%      17.40%

=================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)            $478,680     $208,981     $186,859     $122,720     $16,918
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $418,537     $180,719     $175,022      $66,156      $8,992
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income (loss)                            0.22%       (0.15)%       0.44%       (0.36)%     (0.26)%
Expenses                                                1.38%        1.55%        1.40%5       1.78%/5/    1.88%/5/
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   61%          75%          82%          64%         43%

1. For the period from March 25, 1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued


Class B Year Ended November 30,                              2000          1999          1998         1997        19961
=========================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $18.75        $14.76        $14.15       $11.65       $10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.08)         (.14)         (.03)        (.12)/2/     (.10)
Net realized and unrealized gain                              .68          4.92           .86         2.62/2/      1.75
                                                           --------------------------------------------------------------
Total income from investment operations                       .60          4.78           .83         2.50         1.65
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --          (.03)           --           --           --
Distributions from net realized gain                         (.21)         (.76)         (.22)          --           --

Total dividends and/or distributions
to shareholders                                              (.21)         (.79)         (.22)          --           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $19.14        $18.75        $14.76       $14.15       $11.65
                                                           ==============================================================

=========================================================================================================================
Total Return, at Net Asset Value/3/                          3.16%        34.32%         5.95%       21.46%       16.50%

=========================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $273,243      $176,021      $142,127      $90,565       $8,673
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $276,393      $145,203      $125,772      $45,553       $3,628
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment loss                                         (0.56)%       (0.91)%       (0.34)%      (1.14)%      (1.46)%
Expenses                                                     2.14%         2.31%         2.18%5       2.56%/5/     2.84%/5/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        61%           75%           82%          64%          43%

1. For the period from March 25, 1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER INTERNATIONAL GROWTH FUND


Class C           Year Ended November 30,              2000        1999        1998        1997       1996/1/
=============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                 $18.77      $14.78      $14.17      $11.66      $10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.04)       (.13)       (.03)       (.13)/2/    (.09)
Net realized and unrealized gain                        .64        4.91         .86        2.64/2/     1.75
                                                     --------------------------------------------------------
Total income from investment operations                 .60        4.78         .83        2.51        1.66
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --        (.03)         --          --          --
Distributions from net realized gain                   (.21)       (.76)       (.22)         --          --
                                                     --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.21)       (.79)       (.22)         --          --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $19.16      $18.77      $14.78      $14.17      $11.66
                                                     ========================================================

=============================================================================================================
Total Return, at Net Asset Value/3/                    3.16%      34.28%       5.94%      21.53%      16.60%

=============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)           $113,230     $49,242     $36,776     $21,908      $2,149
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 98,110     $39,641     $32,460     $10,864      $  938
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment loss                                   (0.53)%     (0.92)%     (0.34)%     (1.18)%     (1.48)%
Expenses                                               2.14%       2.32%       2.17%/5/    2.55%/5/    2.82%/5/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  61%         75%         82%         64%         43%

1. For the period from March 25, 1996 (inception of offering) to November 30, 1996.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    21 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    22 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Repurchase Agreements The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore,no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended November 30, 2000, a provision of $20,913 was made for the Fund's projected benefit obligations and payments of $1,627 were made to retired trustees, resulting in an accumulated liability of $78,351 as of November 30, 2000.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees'fees under the plan will not affect the net assets of the Fund,and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                    23 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $60,380,147, a decrease in accumulated net investment loss of $998,308, and a decrease in accumulated net realized gain on investments of $61,378,455. This reclassification includes $60,380,147 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    24 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         Year Ended November 30, 2000        Year Ended November 30, 1999
                                           Shares              Amount          Shares              Amount
------------------------------------------------------------------------------------------------------------
Class A
Sold                                   76,011,738      $1,793,646,337      28,386,105        $443,398,379
Dividends and/or distributions
reinvested                                107,442           2,137,021         755,138          10,481,320
Redeemed                              (62,783,039)     (1,496,346,449)    (30,634,400)       (480,306,182)
                                       ------------------------------------------------------------------
Net increase (decrease)                13,336,141        $299,436,909      (1,493,157)       $(26,426,483)
                                       ==================================================================

------------------------------------------------------------------------------------------------------------
Class B
Sold                                   10,533,589        $244,951,984       5,389,439         $81,564,985
Dividends and/or distributions
reinvested                                 95,979           1,861,912         535,401           7,308,215
Redeemed                               (5,739,196)       (132,391,470)     (6,163,506)        (92,750,561)
                                       ------------------------------------------------------------------
Net increase (decrease)                 4,890,372        $114,422,426        (238,666)        $(3,877,361)
                                       ==================================================================

------------------------------------------------------------------------------------------------------------
Class C
Sold                                   16,858,318        $390,185,202       9,122,829        $139,300,660
Dividends and/or distributions
reinvested                                 27,786             539,702         137,399           1,876,855
Redeemed                              (13,601,068)       (317,442,312)     (9,124,669)       (140,070,338)
                                       ------------------------------------------------------------------
Net increase                            3,285,036         $73,282,592         135,559          $1,107,177
                                       ==================================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2000, were $829,988,177 and $453,980,355, respectively.

As of November 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $861,078,799 was:

Gross unrealized appreciation         $  95,182,041
Gross unrealized depreciation          (120,259,248)
                                      -------------
Net unrealized depreciation           $ (25,077,207)
                                      =============



                    25 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended November 30, 2000 was an annualized rate of 0.77%,before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. Effective January 1, 2001, the Fund ended this
"at-cost" arrangement and began paying OFS an annual maintenance fee for each Fund shareholder account and reimbursing OFS for its out-of-pocket expenses. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    Aggregate         Class A     Commissions       Commissions         Commissions
                                    Front-End       Front-End      on Class A        on Class B          on Class C
                                Sales Charges           Sales          Shares            Shares      Shares Charges
                                   on Class A     Retained by     Advanced by       Advanced by         Advanced by
Year Ended                             Shares     Distributor     Distributor/1/    Distributor/1/      Distributor/1/
------------------------------------------------------------------------------------------------------------------------
November 30, 2000                  $2,515,558        $488,326      $1,156,083        $3,622,526            $824,261

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                                      Class A                    Class B                    Class C
                                          Contingent Deferred        Contingent Deferred        Contingent Deferred
                                                Sales Charges              Sales Charges              Sales Charges
Year Ended                            Retained by Distributor    Retained by Distributor    Retained by Distributor
------------------------------------------------------------------------------------------------------------------------
November 30, 2000                                     $69,569                   $336,401                    $58,227



The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



                    26 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended November 30, 2000, payments under the Class A plan totaled $996,304 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $75,105 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended November 30, 2000, were as follows:

                                                          Distributor's     Distributor's
                                                              Aggregate      Unreimbursed
                                                           Unreimbursed     Expenses as %
                   Total Payments     Amount Retained          Expenses     of Net Assets
                       Under Plan      by Distributor        Under Plan          of Class
------------------------------------------------------------------------------------------
Class B Plan           $2,761,754          $2,248,040        $5,594,316              2.05%
Class C Plan              979,505             435,256         1,529,976              1.35


                    27 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments if applicable.

As of November 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                                    Contract
                                     Expiration       Amount    Valuation  as of     Unrealized     Unrealized
Contract Description                       Date       (000s)   November 30, 2000   Appreciation   Depreciation
----------------------------------------------------------------------------------------------------------------
Contracts to Purchase
British Pound Sterling (GBP)    12/1/00-12/6/00     GBP6,214          $8,809,088         $  527        $19,463
Euro (EUR)                      12/1/00-12/4/00     EUR2,040           1,776,276          4,143            937
                                                                                   ---------------------------
                                                                                          4,670         20,400
                                                                                   ---------------------------
Contracts to Sell
British Pound Sterling (GBP)            12/1/00     GBP1,470           2,083,325          1,176             --
Swiss Franc (CHF)               12/4/00-12/5/00     CHF4,415           2,544,380             --         26,367
                                                                                   ---------------------------
                                                                                          1,176         26,367
                                                                                   ---------------------------
Total Unrealized Appreciation and Depreciation                                           $5,846        $46,767
                                                                                   ===========================


                    28 OPPENHEIMER INTERNATIONAL GROWTH FUND

================================================================================
6. Illiquid or Restricted Securities
As of November 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 2000 was $4,067,875, which represents 0.47% of the Fund's net assets, of which $2,400,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                              Valuation       Unrealized
                                                                         Per Unit as of     Appreciation
Security                           Acquisition Date   Cost Per Unit   November 30, 2000   (Depreciation)
----------------------------------------------------------------------------------------------------------
Stocks and Warrants
Ceres, Inc., Sr. Cv., Series C               1/6/99           $4.00               $4.00              $--

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended or at November 30, 2000.

                    29 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Growth Fund as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from March 25, 1996 (inception of offering) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 25, 1996 (inception of offering) to November 30, 1996, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado

December 14, 2000

                    30 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $0.2055 per share were paid to Class A, Class B and Class C shareholders on December 6, 1999, of which $0.0557 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended November 30, 2000 which are not designated as capital gain distributions should be multiplied by 3.65% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                    31 OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------

OPPENHEIMER INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         George Evans, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         For more complete information about Oppenheimer International Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                      32 OPPENHEIMER INTERNATIONAL GROWTH FUND

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

--------------------------------------------------------------------------------

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